                                                                    Exhibit (21)

                              LIST OF SUBSIDIARIES
                              --------------------

NAME OF COMPANY                                                                 PERCENTAGE OWNED
---------------                                                                 ----------------

THE LTV CORPORATION                                                                     Parent

         Georgia Tubing Corporation                                                          100%
              Vought Arabia                                                                   49%

         Investment Bankers, Inc.                                                            100%
              Inmobiliaria Nueva Icacos, S.A. de C.V.                                        100%

         Jalcite I, Inc.                                                                     100%
              Black River Lime Company                                                        25%
              Cliffs and Associates Limited                                                 46.5%

         Jones & Laughlin Steel Incorporated                                                 100%

         Kingsley International Insurance Ltd.                                               100%

         LTV Blanking Corporation                                                            100%
              TWB Company, L.L.C.                                                           11.1%

         LTV Corporation, The (Wyoming)                                                      100%

         LTV/EGL Holding Company                                                             100%
              L-S Electro-Galvanizing Company                                                 60%

         LTV Electro-Galvanizing, Inc.                                                       100%

         LTV International, Inc.                                                             100%
              Reomar, Inc.                                                                   100%
                  Chateaugay Corporation                                                     100%
              Republic Buildings Corporation                                                 100%

         LTV International N.V.                                                              100%

         LTV Properties, Inc.                                                                100%

         LTV Sales Finance Company                                                           100%

         LTV Steel Company, Inc.                                                             100%
              Aliquippa and Southern Railroad Company                                        100%
              Cayman Mineracao do Brasil Ltda                                               97.5%
              Chicago Short Line Railway Company                                             100%
              Crystalane, Inc.                                                               100%
              Cuyahoga Valley Railway Company, The                                           100%
                  Mahoning Valley Railway Company, The                                       100%
              Dearborn Leasing Company                                                       100%
                  LS-II Electro-Galvanizing Company                                           50%

NAME OF COMPANY                                                                           PERCENTAGE OWNED
---------------                                                                           ----------------

THE LTV CORPORATION (Continued)                                                               Parent
         LTV Steel Company, Inc. (Continued)                                                    100%
              Erie B Corporation                                                                100%
                  LTV Steel Mining Company                                                       45%
              Erie I Corporation                                                                100%
                  LTV Steel Mining Company                                                       10%
              Fox Trail, Inc.                                                                   100%
                  Cayman Mineracao do Brasil Ltda                                               2.5%
              J&L Empire, Inc.                                                                  100%
                  Empire Iron Mining Partnership                                                 25%
                      Marquette Range Coal Service Company                                     48.5%
              Jalcite II, Inc.                                                                  100%
                  Black River Lime Company                                                     12.5%
              Jalore Mining Company, Ltd.                                                       100%
              L.A.S. Resources, Inc.                                                             53%
              LTV Pickle, Inc.                                                                  100%
              Monongahela Connecting Railroad Company, The                                      100%
              Nemacolin Mines Corporation                                                       100%
              Northern Land Company                                                              50%
              O'Hare Group, Inc., The                                                            10%
              Olga Coal Company                                                                  53%
              Presque Isle Corporation                                                         53.5%
              Processing Technology, Inc.                                                      47.6%
              Republic Technology Corporation                                                   100%
              Reserve Mining Company                                                             50%
              River Terminal Railway Company, The                                               100%
              Youngstown Erie Corporation                                                       100%
                  LTV Steel Mining Company                                                       45%
              YST Erie Corporation                                                              100%

         LTV Steel de Mexico, Ltd.                                                              100%
              Lagermex S.A. de C.V.                                                              25%

         LTV-Trico, Inc.                                                                        100%
              Trico Steel Company, L.L.C.                                                        50%

         RepSteel Overseas Finance N.V.                                                         100%

         Trico Steel Company, Inc.                                                              100%

         VP Buildings, Inc.                                                                     100%
              Varco-Pruden Exports, Ltd.                                                        100%
              Varco Pruden International, Inc.                                                  100%
              VP Buildings - Wisconsin, Inc.                                                    100%